UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 1, 2011

Dot VN, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-53367	20-3825987
(Commission File Number)	(IRS Employer Identification No.)

9449 Balboa Avenue, Suite 114, San Diego, California  92123
 (Address of principal executive offices and Zip Code)

(858) 571-2007
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[___]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 1, 2011, Dot VN, Inc., a Delaware corporation (“Dot VN” or the “Company) entered into three agreements with Yahoo! Emerging Markets (Singapore) Pte. Ltd.; i) Reseller Program Terms (the “Reseller Agreement”), ii) Search Reseller Program Terms (the “Search Agreement”), and iii) Master Terms and Conditions (the “T&C Agreement) (collectively the “Agreements”).  The Agreements allow the Company to sell Yahoo! sponsored search and content match programs  (the “Search Programs”) for which the Company is compensated a sliding percentage of the customer payments (as defined in the Search Agreement) derived by Yahoo! from such Search Programs.  The effective dates of the Agreements are May 1, 2011 and they end on July 31, 2012.

The Company has attached a redacted version of the Search Agreement and the T&C Agreement to this current report on Form 8-K and intends to submit a Confidential Treatment Request letter to the Securities and Exchange Commission (“SEC”).

The foregoing description of the Agreements is qualified in its entirety by reference to the full text of the i) Reseller Agreement which is filed as Exhibit 10.67, ii) Search Agreement which is filed as Exhibit 10.68 with portions omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment, and iii) T&C Agreement which is filed as Exhibit 10.69 with portions omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.  Exhibit 10.67 in incorporated herein by reference.  Exhibits 10.68 and 10.69 are a redacted copy of the agreements and are incorporated herein by reference.

Item 8.01	Other Events.

On May 5, 2011, Dot VN, Inc. issued a press release announcing that it has executed a Yahoo! Search Reseller Program agreement with Yahoo! Emerging Markets (Singapore) Pte. Ltd., the premier digital media company.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01 Financial statements and Exhibits

(d)  Exhibits

The following exhibits are filed as part of this report:

No.	Description

99.1	Press Release dated May 5, 2011
10.67	Agreement by and between the Company and Yahoo! Emerging Markets (Singapore) Pte. Ltd. entitled Reseller Program Terms dated May 1, 2011
10.68	Agreement by and between the Company and Yahoo! Emerging Markets (Singapore) Pte. Ltd. entitled Search Reseller Program Terms dated May 1, 2011
10.69	Agreement by and between the Company and Yahoo! Emerging Markets (Singapore) Pte. Ltd. entitled Master Terms and Conditions dated May 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOT VN, INC. (Registrant)

Date: May 5, 2011	By:	/s/ Louis P. Huynh
Name: Louis P. Huynh
Title: General Counsel, Executive Vice President of Operations and Business Development, and Corporate Secretary

Exhibit Index

No.           Description

99.1	Press Release dated May 5, 2011.
10.67	Agreement by and between the Company and Yahoo! Emerging Markets (Singapore) Pte. Ltd. entitled Reseller Program Terms dated May 1, 2011
10.68	Agreement by and between the Company and Yahoo! Emerging Markets (Singapore) Pte. Ltd. entitled Search Reseller Program Terms dated May 1, 2011
10.69	Agreement by and between the Company and Yahoo! Emerging Markets (Singapore) Pte. Ltd. entitled Master Terms and Conditions dated May 1, 2011